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                                 EXHIBIT 23.1
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 of our report dated July 17, 1998 included in Genesys Telecommunications Laboratories, Inc.'s Form 10-K for the year ended June 30, 1998 and to all references to our Firm included in this registration statement.

                                    /S/ ARTHUR ANDERSEN LLP
                                    -------------------------------------------
                                    ARTHUR ANDERSEN LLP

San Jose, California
July 9, 1999